UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2022

Duke Energy Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

526 South Church Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip Code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐   Emerging growth company

☐      If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Duke Energy Corporation	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy Corporation	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy Corporation	Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC
Duke Energy Corporation	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC
Duke Energy Corporation	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Item 8.01. Other Events.

On August 11, 2022, Duke Energy Corporation (the “Company”) consummated the issuance and sale of the securities described below pursuant to an underwriting agreement, dated August 8, 2022 (the “Underwriting Agreement”), with BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and PNC Capital Markets LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters $900,000,000 aggregate principal amount of the Company’s 4.300% Senior Notes due 2028, $1,150,000,000 aggregate principal amount of the Company’s 4.500% Senior Notes due 2032 and $1,150,000,000 aggregate principal amount of the Company’s 5.000% Senior Notes due 2052 (collectively, the “Securities”). The Securities were sold to the Underwriters at discounts to their principal amounts. The Securities were issued pursuant to an Indenture, dated as of June 3, 2008 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as amended and supplemented by various supplemental indentures thereto, including the Twenty-eighth Supplemental Indenture, dated as of August 11, 2022 (the “Supplemental Indenture”), between the Company and the Trustee.  The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, the Supplemental Indenture, together with the forms of global notes evidencing the Securities included therein, which is filed as Exhibit 4.1 hereto, and the Underwriting Agreement, which is filed as Exhibit 99.1 hereto.  Such exhibits are incorporated herein by reference.  Also, in connection with the issuance and sale of the Securities, the Company is filing a legal opinion regarding the validity of the Securities as Exhibit 5.1 to this Form 8-K for the purpose of incorporating such opinion into the Company’s Registration Statement on Form S-3, No. 333-233896.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

4.1	Twenty-eighth Supplemental Indenture, dated as of August 11, 2022, to the Indenture, dated as of June 3, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee, and forms of global notes included therein

5.1	Opinion of Robert T. Lucas III regarding validity of the Securities

23.1	Consent of Robert T. Lucas III (included as part of Exhibit 5.1)

99.1	Underwriting Agreement, dated August 8, 2022, among the Company and BMO Capital Markets Corp., BofA Securities, Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC and PNC Capital Markets LLC, as representatives of the several underwriters named therein

104	Cover Page Interactive Data file (the Cover Page Interactive Data file is embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: August 11, 2022

	By:	/s/ Robert T. Lucas III
		Name:	Robert T. Lucas III
		Title:	Assistant Corporate Secretary